UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

Verde Clean Fuels, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40743	85-1863331
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 5050

Houston, TX 77002

(469) 398-2200

(Former name or former address, if changed since last report)

CENAQ Energy Corp.
4550 Post Oak Place Dr., Suite 300
Houston, TX 77027

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	VGAS	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	VGASW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

INTRODUCTORY NOTE

As previously announced, Verde Clean Fuels, Inc., a Delaware corporation (“Verde Clean Fuels”) (formerly, CENAQ Energy Corp. (“CENAQ”)), entered into that certain Business Combination Agreement, dated as of August 12, 2022 (as amended, the “Business Combination Agreement”), by and among CENAQ, Verde Clean Fuels OpCo, LLC, a Delaware limited liability company and a wholly owned subsidiary of CENAQ (“OpCo”), Bluescape Clean Fuels Holdings, LLC, a Delaware limited liability company (“Holdings”), Bluescape Clean Fuels Intermediate Holdings, LLC, a Delaware limited liability company (“Intermediate”), and, solely with respect to Section 6.18 thereto, CENAQ Sponsor LLC, a Delaware limited liability company (the “Sponsor”). CENAQ’s stockholders approved the transactions contemplated by the Business Combination Agreement at a special meeting of stockholders held on January 4, 2023.

On February 15, 2023 (the “Closing Date”), as contemplated by the Business Combination Agreement:

●	CENAQ filed a Fourth Amended and Restated Certificate of Incorporation (the “Fourth A&R Charter”) with the Secretary of State of the State of Delaware, pursuant to which CENAQ changed its name to “Verde Clean Fuels, Inc.” and the number of authorized shares of Verde Clean Fuels’ capital stock, par value $0.0001 per share, was increased to 376,000,000 shares, consisting of (i) 350,000,000 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), (ii) 25,000,000 shares of Class C common stock, par value $0.0001 per share (the “Class C Common Stock”), and (iii) 1,000,000 shares of preferred stock, par value $0.0001 per share;

●	(A) CENAQ contributed to OpCo (i) all of its assets (excluding its interests in OpCo and the aggregate amount of cash required to satisfy any exercise by CENAQ stockholders of their Redemption Rights (as defined below)) and (ii) 22,500,000 newly issued shares of Class C Common Stock (such shares, the “Holdings Class C Shares”) and (B) in exchange therefor, OpCo issued to CENAQ a number of Class A common units of OpCo (the “Class A OpCo Units”) equal to the number of total shares of Class A Common Stock issued and outstanding immediately after the closing (the “Closing”) of the transactions (the “Transactions”) contemplated by the Business Combination Agreement (taking into account the PIPE Investment (as defined below) and following the exercise by CENAQ stockholders of their Redemption Rights) (such transactions, the “SPAC Contribution”); and

●	Immediately following the SPAC Contribution, (A) Holdings contributed to OpCo 100% of the issued and outstanding limited liability company interests of Intermediate and (B) in exchange therefor, OpCo transferred to Holdings (i) 22,500,000 Class C common units of OpCo (the “Class C OpCo Units” and, together with the Class A OpCo Units, the “OpCo Units”) and (ii) the Holdings Class C Shares (such transactions, the “Holdings Contribution” and, together with the SPAC Contribution, the “Business Combination”).

In addition, pursuant to subscription agreements entered into with certain investors (the “PIPE Investors”) in connection with the Business Combination, concurrently with the Closing, Verde Clean Fuels received $32,000,000 in proceeds from the PIPE Investors (the “PIPE Investment”), for which it issued 3,200,000 shares of Class A Common Stock to the PIPE Investors.

Holders of 15,403,880 Class A Common Stock sold in CENAQ’s initial public offering (the “public shares”) properly exercised their right to have their public shares redeemed (the “Redemption Rights”) for a pro rata portion of the trust account (the “Trust Account”) which holds the proceeds from CENAQ’s initial public offering, funds from CENAQ’s payment to extend the time to consummate a business combination and interest earned, calculated as of two business days prior to the Closing, which was approximately $10.31 per share, or $158,797,475.52 in the aggregate. The remaining balance in the Trust Account (after giving effect to the Redemption Rights) was $19,031,516.47.

After giving effect to the Business Combination, the redemption of public shares as described above and the consummation of the PIPE Investment, there are currently (i) 9,358,620 shares of Class A Common Stock issued and outstanding, (ii) 22,500,000 shares of Class C Common Stock issued and outstanding and (iii) no shares of preferred stock issued and outstanding.

The Class A Common Stock and Verde Clean Fuels warrants commenced trading on the Nasdaq Capital Market (“Nasdaq”) under the symbols “VGAS” and “VGASW,” respectively, on February 16, 2023.

A more detailed description of the Business Combination can be found in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 103 of CENAQ’s definitive proxy statement dated November 10, 2022 (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”), and such description is incorporated herein by reference. Further, the foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”), and is incorporated herein by reference.

Unless the context otherwise requires, the “Company” refers to the registrant, which is Verde Clean Fuels after the Closing, and CENAQ prior to the Closing. All references herein to the “Board” refer to the board of directors of Verde Clean Fuels. Terms used in this Report but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement in the section titled “Certain Defined Terms” beginning on page ii thereof, and such definitions are incorporated herein by reference.

This Report incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Proxy Statement. To the extent there is a conflict between the information contained in this Report and the information contained in such prior reports and documents incorporated by reference herein, the information in this Report controls.

Item 1.01. Entry into a Material Definitive Agreement.

OpCo A&R LLC Agreement

In connection with the Closing, Verde Clean Fuels and Holdings entered into an amended and restated limited liability company agreement of OpCo (the “OpCo A&R LLC Agreement”). The OpCo A&R LLC Agreement provides, among other things, that each Class C OpCo Unit is exchangeable, subject to certain conditions, for one share of Class A Common Stock, and a corresponding share of Class C Common Stock will be cancelled in connection with such exchange.

The material terms of the OpCo A&R LLC Agreement are described in the section of the Proxy Statement beginning on page 114 titled “Proposal No. 1—The Business Combination Proposal—Related Documents—OpCo A&R LLC Agreement.” Such description is incorporated by reference in this Report and is qualified in its entirety by the text of the OpCo A&R LLC Agreement, which is included as Exhibit 10.7 to this Report and is incorporated herein by reference.

Tax Receivable Agreement

On the Closing Date, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, Verde Clean Fuels entered into a tax receivable agreement (the “Tax Receivable Agreement”) with Holdings (together with its permitted transferees, the “TRA Holders,” and each a “TRA Holder”) and the Agent (as defined in the Tax Receivable Agreement). Pursuant to the Tax Receivable Agreement, Verde Clean Fuels is required to pay each TRA Holder 85% of the amount of net cash savings, if any, in U.S. federal, state and local income and franchise tax that Verde Clean Fuels actually realizes (computed using certain simplifying assumptions) or is deemed to be realized in certain circumstances in periods after the Closing as a result of, as applicable to each such TRA Holder, (i) certain increases in tax basis that occur as a result of Verde Clean Fuels’ acquisition (or deemed acquisition for U.S. federal income tax purposes) of all or a portion of such TRA Holder’s Class C OpCo Units pursuant to the exercise of the OpCo Exchange Right, a Mandatory Exchange or the Call Right (each as defined in the OpCo A&R LLC Agreement) and (ii) imputed interest deemed to be paid by Verde Clean Fuels as a result of, and additional tax basis arising from, any payments Verde Clean Fuels makes under the Tax Receivable Agreement. Verde Clean Fuels will retain the benefit of the remaining 15% of these net cash savings.

The material terms of the Tax Receivable Agreement are described in the section of the Proxy Statement beginning on page 110 titled “Proposal No. 1—The Business Combination Proposal—Related Documents—Tax Receivable Agreement.” Such description is incorporated by reference in this Report and is qualified in its entirety by the text of the Tax Receivable Agreement, which is included as Exhibit 10.5 to this Report and is incorporated herein by reference. All capitalized words used but not defined herein have the meanings assigned in the Tax Receivable Amendment.

A&R Registration Rights Agreement

In connection with the Closing, that certain Registration Rights Agreement, dated August 17, 2021 (the “IPO Registration Rights Agreement”), was amended and restated by Verde Clean Fuels, certain persons and entities holding securities of CENAQ prior to the Closing (the “Initial Holders”) and certain persons and entities receiving Class A Common Stock and Class C Common Stock pursuant to the Business Combination (together with the Initial Holders, the “Reg Rights Holders”) (as amended and restated, the “A&R Registration Rights Agreement”). Pursuant to the A&R Registration Rights Agreement, within 60 days after Closing, Verde Clean Fuels shall use its commercially reasonable efforts to file with the SEC (at Verde Clean Fuels’ sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Reg Rights Holders (the “Resale Registration Statement”), and Verde Clean Fuels will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. In certain circumstances, the Reg Rights Holders can demand Verde Clean Fuels’ assistance with underwritten offerings and block trades, and the Reg Rights Holders are entitled to certain piggyback registration rights. The A&R Registration Rights Agreement does not provide for the payment of any cash penalties by Verde Clean Fuels if it fails to satisfy any of its obligations under the A&R Registration Rights Agreement.

The material terms of the A&R Registration Rights Agreement are described in the section of the Proxy Statement beginning on page 110 titled “Proposal No. 1—The Business Combination Proposal—Related Documents—A&R Registration Rights Agreement.” Such description is incorporated by reference in this Report and is qualified in its entirety by the text of the A&R Registration Rights Agreement, which is included as Exhibit 10.6 to this Report and is incorporated herein by reference.

Fourth Amended and Restated Charter

Pursuant to the terms of the Business Combination Agreement, at Closing, Verde Clean Fuels filed the Fourth A&R Charter.

The material terms of the Fourth A&R Charter are described in the section of the Proxy Statement beginning on page 144 titled “Proposal No. 2—The Charter Proposal.” Such description is incorporated by reference in this Report and is qualified in its entirety by the text of the Fourth A&R Charter, which is included as Exhibit 3.1 to this Report and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, in connection with the consummation of the Business Combination, Verde Clean Fuels entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require Verde Clean Fuels to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of Verde Clean Fuels’ directors or executive officers or out of any services they provide at Verde Clean Fuels’ request to any other company or enterprise.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the Form of Verde Clean Fuels Indemnification Agreement, filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On January 4, 2023, CENAQ held a special meeting of stockholders (the “Special Meeting”), at which the CENAQ stockholders considered and adopted, among other matters, a proposal to approve the Business Combination. The Business Combination was completed on February 15, 2023.

FORM 10 INFORMATION

In accordance with Item 2.01(f) of Form 8-K, the Company is providing below the information that would be required if the Company were filing a general form for registration of securities on Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

The Company acknowledges that certain of the information referenced below is required to be updated for the year ended December 31, 2022, including the annual audits of CENAQ and Intermediate, and the Company will update such information through an amendment to this Current Report on Form 8-K once the annual audits of CENAQ and Intermediate are completed and related annual financial information for the year ended December 31, 2022 is available which the Company expects by March 31, 2023.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Report (including in the information that is incorporated by reference in this Report) may constitute “forward-looking statements” for purposes of the federal securities laws. The Company’s forward-looking statements include, but are not limited to, statements regarding the Company’s or the Company’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those relating to the Business Combination. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the Company, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include:

●	the financial and business performance of the Company;

●	the ability to maintain the listing of the Class A Common Stock and the Verde Clean Fuels warrants on Nasdaq, and the potential liquidity and trading of such securities;

●	the failure to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees;

●	the Company’s ability to develop and operate new projects;

●	the reduction or elimination of government economic incentives to the renewable energy market;

●	delays in acquisition, financing, construction and development of new projects;

●	the length of development cycles for new projects, including the design and construction processes for the Company’s projects;

●	the Company’s ability to identify suitable locations for new projects;

●	the Company’s dependence on suppliers;

●	existing laws and regulations and changes to laws, regulations and policies that affect the Company’s operations;

●	decline in public acceptance and support of renewable energy development and projects;

●	demand for renewable energy not being sustained;

●	impacts of climate change, changing weather patterns and conditions, and natural disasters;

●	the ability to secure necessary governmental and regulatory approvals;

●	the ability to qualify for federal and state level low-carbon fuel credits;

●	any decline in the value of carbon credits and the development of the carbon credit markets;

●	risks relating to the uncertainty of success or delays of the Company’s research and development efforts;

●	disruptions in the supply chain, fluctuation in price of product inputs, and market conditions and global and economic factors beyond the Company’s control;

●	the Company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination;

●	the ability of the Company to execute its business model, including market acceptance of gasoline derived from renewable feedstocks;

●	litigation and the ability to adequately protect intellectual property rights;

●	competition from companies with greater resources and financial strength in the industries in which the Company operates;

●	the effect of legal, tax and regulatory changes; and

●	other factors detailed under the section titled “Risk Factors” beginning on page 38 of the Proxy Statement and incorporated herein by reference.

The forward-looking statements contained in this Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described or incorporated by reference under the heading “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. There may be additional risks that the Company considers immaterial or which are unknown. It is not possible to predict or identify all such risks. The Company will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement in the section titled “Information About Intermediate” beginning on page 167 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 38 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business are also described on page 34 of the Proxy Statement under the heading “Summary—Risk Factors” and are incorporated herein by reference.

Financial Information

The consolidated financial statements of Intermediate as of September 30, 2022 (unaudited) and December 31, 2021 and for the nine months ended September 30, 2022 and 2021 (unaudited) and the related notes are included in the Current Report on Form 8-K filed by CENAQ on December 19, 2022.

The audited consolidated financial statements of Intermediate as of December 31, 2021 and 2020 (as restated), and for the year ended December 31, 2021 and the period from July 31, 2020 (inception) to December 31, 2020 and the related notes are included in the Proxy Statement beginning on page F-14.

The unaudited pro forma condensed combined financial information of Verde Clean Fuels as of September 30, 2022 and for the year ended December 31, 2021 and the nine months ended September 30, 2022 is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion and Analysis of the Financial Condition and Results of Operations of Intermediate for the nine months ended September 30, 2022 and 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Properties

The properties of the Company are described in the Proxy Statement in the section titled “Information About Intermediate” beginning on page 167 thereof and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of Class A Common Stock immediately following consummation of the Business Combination by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of Class A Common Stock;

●	each of the Company’s named executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the Closing Date. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the Closing Date or subject to restricted stock units that vest within 60 days of the Closing Date are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Shares issuable pursuant to the exchange of Class A OpCo Units listed in the table below are represented in shares of Class A Common Stock.

Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed above has sole voting and investment power with respect to such shares.

The beneficial ownership of Verde Clean Fuels securities is based on (i) 9,358,620 shares of Class A Common Stock issued and outstanding immediately following consummation of the Business Combination, after giving effect to the Redemption Rights and the consummation of the PIPE Investment, and (ii) 22,500,000 shares of Class C Common Stock issued and outstanding immediately following the consummation of the Business Combination.

Name and Address of Beneficial Owners(1)	Number of Shares	%
Directors of officers:	—	—
Curtis Hébert, Jr.	—	—
Graham van’t Hoff	—	—
Ron Hulme	—	—
Duncan Palmer	—	—
Jonathan Siegler	—	—
Dail St. Claire	—	—
Martijn Dekker	—	—
Ernest Miller	—	—
John Doyle	—	—

All directors and officers after as a group (9 persons)	—	—

Five Percent Holders:
Bluescape Clean Fuels Holdings, LLC(2)(3)	23,300,000	73.14%
CENAQ Sponsor LLC(4)(5)	5,962,500	17.37%
Cottonmouth Ventures LLC(6)	2,000,000	6.28%

(1)	Unless otherwise noted, the business address of each of the directors and officers is 600 Travis Street, Suite 5050, Houston, Texas 77002.
(2)	Consists of (1) 22,500,000 shares of Class C Common Stock (and corresponding Class C OpCo Units) and (2) 800,000 shares of Class A Common Stock purchased in the PIPE Investment. The beneficial ownership excludes 3,500,000 shares of Class C Common Stock (and a corresponding number of Class C OpCo Units) issuable to Holdings upon certain vesting terms as described in the section of the Proxy Statement titled “Unaudited Pro Forma Condensed Combined Financial Information—Introduction.” The business address of Holdings is 300 Crescent Court Suite 1860, Dallas, TX 75201.
(3)	Holdings is the record holder of such shares. Holdings is a 100% owned subsidiary (portfolio company) of Bluescape Energy Recapitalization and Restructuring Fund IV LP (“BERR”), and Bluescape Energy Partners III GP LLC is the general partner of BERR. The BERR funds are managed by Bluescape Energy Partners LLC. Bluescape Resources Company LLC is the parent of Bluescape Energy Partners III GP LLC and Bluescape Energy Partners LLC and is principally owned and controlled by Mr. C. John Wilder. Mr. Wilder disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The principal business address of each of the entities and persons identified in this paragraph is c/o Bluescape Resources Company LLC, 300 Crescent Court, Suite 1860, Dallas, TX 75201.
(4)

Consists of (i) 3,487,500 shares of Class A Common Stock held directly by Sponsor (which includes 253,125 shares of Class A Common Stock issued to Sponsor upon conversion of a portion of its Class B common stock held prior to Closing and 3,234,375 shares of Class A Common Stock issued to Sponsor that are subject to forfeiture, as further described in the section of the Proxy Statement/Prospectus titled “Unaudited Pro Forma Condensed Combined Financial Information—Introduction”) and (ii) 2,475,000 Private Placement Warrants, each exercisable (30 days after Closing) to purchase one share of Class A Common Stock at $11.50 per share).

(5)	The Sponsor is the record holder of such shares. Messrs. John B. Connally III, J. Russell Porter and Michael J. Mayell are each a manager of CENAQ Sponsor LLC, and as such, each has voting and investment discretion with respect to the shares held directly by the Sponsor. Messrs. John B. Connally III, J. Russell Porter and Michael J. Mayell each disclaims any beneficial ownership of the reported shares other than the extent of any pecuniary interest he may have therein, directly or indirectly.
(6)	Cottonmouth Ventures LLC (“Cottonmouth”) is the record holder of such shares. Cottonmouth is a wholly-owned subsidiary of Diamondback Energy, Inc., and as such, has voting and investment discretion with respect to the shares held directly by Cottonmouth. The principal business address of each of the entities identified in this paragraph is c/o Diamondback Energy Inc., 500 West Texas, Suite 1200, Midland, TX 79701.

Directors and Executive Officers

The Company’s directors and executive officers upon the Closing are described in the Proxy Statement in the section titled “Management After the Business Combination” beginning on page 195 thereof and that information is incorporated herein by reference.

Directors

The following persons constitute the Company’s Board effective upon the Closing: Curtis Hébert, Jr., Graham van’t Hoff, Ron Hulme, Duncan Palmer, Jonathan Siegler, Dail St. Claire and Martijn Dekker. Mr. Hulme was appointed as the Chair of the Board. Biographical information for these individuals is set forth in the Proxy Statement in the section titled “Management After the Business Combination” beginning on page 195, which is incorporated herein by reference.

Committees of the Board of Directors

The standing committees of the Company’s Board consist of an audit committee (the “Audit Committee”) and a compensation committee (the “Compensation Committee”). The Audit Committee and Compensation Committee report to the Board.

Audit Committee

The Board appointed Ms. St. Claire, Mr. Palmer and Mr. Hébert to serve on the Audit Committee, with Mr. Palmer serving as the chair. Mr. Palmer also serves as the Audit Committee’s “audit committee financial expert” under SEC rules. As described below under “Directors Independence,” the Board has determined that Ms. St. Claire, Mr. Palmer and Mr. Hébert are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

Compensation Committee

The Board appointed Mr. van’t Hoff, Mr. Siegler and Mr. Hulme to serve on the Compensation Committee, with Mr. Siegler serving as the chair. As described below under “Directors Independence,” the Board has determined that Mr. van’t Hoff, Mr. Siegler and Mr. Hulme are “independent” as that term is used under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

Executive Officers

Effective as of the Closing, the executive officers are:

Name	Position	Age
Ernest Miller	Chief Executive Officer and Interim Chief Financial Officer	54
John Doyle	Chief Technology Officer	62

On February 15, 2023, Mr. Miller was appointed as Interim Chief Financial Officer to serve while Verde Clean Fuels conducts a search for a permanent Chief Financial Officer.

Biographical information for these individuals is set forth in the Proxy Statement in the section titled “Management After the Business Combination—Executive Officers” beginning on page 198, which is incorporated herein by reference.

Executive Compensation

A description of the compensation of the executive officers and directors of CENAQ and the named executive officers and directors of Intermediate before the consummation of the Business Combination is set forth in the sections of the Proxy Statement titled “Information About CENAQ—Management,” beginning on page 184 thereof, and “Executive Compensation,” beginning on page 192 thereof, respectively, which is incorporated herein by reference.

At the Special Meeting, CENAQ stockholders approved the Verde Clean Fuels, Inc. 2023 Omnibus Incentive Plan (the “2023 Plan”), which is included as Exhibit 10.2 to this Report and is incorporated herein by reference. A summary of the 2023 Plan is set forth in the section of the Proxy Statement titled “Proposal No. 4—The 2023 Plan Proposal” beginning on page 148 thereof, which is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers currently serve, or in the past year have served, as members of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board.

Certain Relationships and Related Person Transactions, and Director Independence

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement in the section titled “Certain Relationships and Related Person Transactions” beginning on page 218 thereof and are incorporated herein by reference.

Directors Independence

After the Closing, Holdings will beneficially own a majority of the voting power of all outstanding shares of the Company’s common stock. As a result, the Company is a “controlled company” within the meaning of the Nasdaq Listing Rules. Under the Nasdaq Listing Rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that director nominees must either be selected, or recommended for the board’s selection, either by independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate, or a nominating and corporate governance committee comprised solely of independent directors with a written charter addressing the committee’s purpose and responsibilities. Notwithstanding the availability of such exemptions, all seven of the Company’s current Board members qualify as independent under applicable Nasdaq rules and the Compensation Committee of the Board is comprised of three directors, each of whom qualifies as an independent under applicable Nasdaq and SEC rules for compensation committee service.

Nasdaq rules generally require that independent directors must comprise a majority of a listed company’s board of directors. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each proposed director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that Mr. van’t Hoff, Mr. Palmer, Mr. Hébert, Mr. Hulme, Mr. Siegler, Ms. St. Claire and Mr. Dekker are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement titled “Information About Intermediate—Legal Proceedings” beginning on page 176, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Dividends

On February 16, 2023, the Verde Clean Fuels Class A Common Stock and Verde Clean Fuels public warrants began trading on Nasdaq under the new trading symbols of “VGAS” and “VGASW,” respectively, in lieu of the Class A common stock and warrants of CENAQ. The Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future.

Holders of Record

Following the completion of the Business Combination, including the redemption of public shares as described above, the consummation of the PIPE Investment, and the separation of the former CENAQ units, the Company had 9,358,620 shares of Class A Common Stock outstanding that were held of record by 28 holders, 22,500,000 shares of Class C Common Stock outstanding that were held of record by one holder, and no shares of preferred stock outstanding.

Securities Authorized for Issuance Under 2023 Omnibus Equity Incentive Plan

Reference is made to the disclosure described in the Proxy Statement in the section titled “Proposal No. 4—The 2023 Plan Proposal” beginning on page 148 thereof, which is incorporated herein by reference. The 2023 Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by CENAQ’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under “Introductory Note” above and Item 3.02 below of this Report, which is incorporated herein by reference.

Simultaneous with the consummation of the Company’s initial public offering, on August 17, 2021, the Company consummated the private placement to Sponsor of 4,500,000 private placement warrants, each exercisable to purchase one share of Class A common stock at $11.50 per share, at a price of $1.00 per warrant (the “Private Placement Warrants”), and to CENAQ’s underwriters of 1,500,000 Private Placement Warrants. On August 19, 2021, CENAQ’s underwriters exercised their over-allotment in full and consummated the private placement of an additional 675,000 Private Placement Warrants. Pursuant to the Business Combination each of the outstanding Private Placement Warrants were converted into a warrant to acquire one share of Verde Clean Fuels Class A Common Stock. See the section titled “Description of Securities—Warrants” of the Proxy Statement beginning on page 210 thereof for a description of the Private Placement Warrants following the consummation of the Business Combination. The Private Placement Warrants were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Description of Registrant’s Securities

The Class A Common Stock and the Verde Clean Fuels warrants are described in the Proxy Statement in the section titled “Description of Securities” beginning on page 202 thereof and that information is incorporated herein by reference. As described below, the Company’s Fourth A&R Charter and Bylaws (as defined below) became effective as of the Closing.

Indemnification of Directors and Officers

The indemnification of the Company’s directors and officers is described in the Proxy Statement in the section titled “Management After the Business Combination—Limitation on Liability and Indemnification Matters” beginning on page 200 thereof and that information is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Report is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference. The shares of Class A Common Stock offered and sold pursuant to the PIPE Investment and the shares of Class C Common Stock issued pursuant to the Business Combination Agreement have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders

In connection with the Closing, the Company filed its Fourth A&R Charter with the Secretary of State of the State of Delaware and adopted its amended and restated bylaws (the “Bylaws”). Pursuant to the filing of the Fourth A&R Charter, the Company changed its name to “Verde Clean Fuels, Inc.”

Copies of the Fourth A&R Charter and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Report and are incorporated herein by reference.

The material terms of each of the Fourth A&R Charter and the Bylaws and the general effect upon the rights of the Company’s stockholders are included in the Proxy Statement under the sections titled “Proposal No. 2—The Charter Proposal,” and “Description of Securities” beginning on pages 144 and 202 of the Proxy Statement, respectively, which are incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of independent registered public accounting firm

On February 15, 2023, the Audit Committee of the Company approved the dismissal of Marcum LLP (“Marcum”) as its independent registered public accounting firm, effective upon completion of Marcum’s audit of CENAQ’s consolidated financial statements as of and for the year ended December 31, 2022, and the issuance of their report thereon (the “Auditor Change Effective Date”). The management of the Company communicated the Audit Committee’s decision to Marcum on February 15, 2023.

Marcum’s report on CENAQ’s financial statements as of December 31, 2021 and as of December 31, 2020 and the related statements of operations, changes in stockholders’ deficit and cash flows for the year ended December 31, 2021 and for the period from June 24, 2020 (inception) to December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than included an explanatory paragraph as to CENAQ’s ability to continue as a going concern.

During the year ended December 31, 2021 and the period from June 24, 2020 (inception) to December 31, 2020 and the subsequent period through February 15, 2023, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions to Item 304 of Regulation S-K under the Exchange Act) with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report. During the year ended December 31, 2021 and the period from June 24, 2020 (inception) to December 31, 2020 and the subsequent period through February 15, 2023, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), other than the material weakness in internal controls identified by management related to the lack of ability to account for complex financial instruments, including the reevaluation of the classification of the Class A Common Stock subject to possible redemptions, which resulted in the restatement of CENAQ’s audited balance sheet dated August 17, 2021. In addition, as part of such process, CENAQ identified a material weakness in internal control relating to the over-allotment option for the quarter ended December 31, 2021, and a material weakness for improper recording of accrued liabilities during the quarter ended June 30, 2022, which affected the quarter ended March 31, 2022. An amended and restated Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 was filed with the SEC on August 26, 2022.

The Company has provided Marcum with a copy of the disclosures made by the Company in this Item 4.01 and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 and, if not, stating the respects in which it does not agree. A letter from Marcum is attached hereto as Exhibit 16.1.

(b)	Engagement of new independent registered public accounting firm

On February 15, 2023, the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm, effective upon the Auditor Change Effective Date. Deloitte previously served as the independent registered public accounting firm of Intermediate prior to the Business Combination. During the year ended December 31, 2021 and the period from June 24, 2020 (CENAQ’s inception) to December 31, 2020 and the subsequent period through February 15, 2023, neither the Company, nor anyone on the Company’s behalf consulted with Deloitte, on behalf of the Company, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 5.01. Changes in Control of the Registrant.

The information set forth above under “Introductory Note” and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Person Transactions, Controlled Company Exception and Director Independence” and “Indemnification of Directors and Officers” is incorporated herein by reference.

Further, in connection with the Business Combination, effective as of the Closing, John B. Connally III resigned from his position as CENAQ’s Chairman, J. Russell Porter resigned from his positions as CENAQ’s Chief Executive Officer and Director, Michael J. Mayell resigned from his position as CENAQ’s Chief Financial Officer and Director, and each of Benjamin Francisco Salinas Sada, Denise DuBard, Michael S. Bahorich and David Bullion resigned from their positions as directors of CENAQ.

In addition, the 2023 Plan became effective upon the Closing. The material terms of the plan are described in the Proxy Statement in the section titled “Proposal No. 4—The 2023 Plan Proposal” beginning on page 148 thereof, which are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

The disclosure set forth in Item 3.03 of this Report is incorporated herein by reference.

Item 5.06 Change in Shell Company Status

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement in the section titled “Proposal No. 1—The Business Combination Proposal—The Business Combination Agreement” beginning on page 103 thereof, which is incorporated herein by reference.

Item 8.01 Other Events.

On February 15, 2023, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is filed as Exhibit 99.3 to this Report and is incorporated herein by reference.

The disclosure set forth in Item 2.01 of this Report is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

The Company acknowledges that the information required by Item 9.01(a) and (b) referenced below is required to be updated for the year ended December 31, 2022, and the Company will update such information through an amendment to this Current Report on Form 8-K once the annual audits of CENAQ and Intermediate are completed and related unaudited pro forma condensed combined financial information for the year ended December 31, 2022 is available which the Company expects by March 31, 2023.

(a)	Financial statements of businesses acquired.

The consolidated financial statements of Intermediate as of September 30, 2022 (unaudited) and December 31, 2021 and for the nine months ended September 30, 2022 and 2021 (unaudited) and the related notes are included in the Current Report on Form 8-K filed by CENAQ on December 19, 2022.

The audited consolidated financial statements of Intermediate as of December 31, 2021 and 2020 (as restated), and for the year ended December 31, 2021 and the period from July 31, 2020 (inception) to December 31, 2020 and the related notes are included in the Proxy Statement beginning on page F-14.

The unaudited condensed financial statements of CENAQ as of September 30, 2022 and December 31, 2021 and for the three and nine months ended September 30, 2022 and 2021 and the related notes are included in Quarterly Report on Form 10-Q filed by CENAQ on November 21, 2022.

The audited financial statements of CENAQ as of December 31, 2021 and 2020, and for the year ended December 31, 2021 and for the period from June 24, 2020 (inception) to December 31, 2020 and the related notes are included in the Proxy Statement beginning on page F-50.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of Verde Clean Fuels as of September 30, 2022 and for the nine months ended September 30, 2022 and the year ended December 31, 2021 is filed as Exhibit 99.2 to this Report and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

2.1†	Business Combination Agreement, dated as of August 12, 2022, by and among CENAQ, OpCo, Holdings, Intermediate and Sponsor (solely with respect to Section 6.18 thereto) (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on August 12, 2022).

2.2*	Amendment No. 1 to the Business Combination Agreement, dated February 14, 2023 by and among CENAQ, OpCo, Holdings, Intermediate and Sponsor.

3.1*	Fourth Amended and Restated Certificate of Incorporation of Verde Clean Fuels, Inc.

3.2*	Amended and Restated Bylaws of Verde Clean Fuels, Inc.

4.1	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 (File No. 333-253695 filed by the Registrant on June 21, 2021)).

4.2	Warrant Agreement between Continental Stock Transfer & Trust Company and CENAQ Energy Corp., dated August 17, 2021 (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed by the Company on August 17, 2021).

10.1*	Form of Verde Clean Fuels Indemnification Agreement.

10.2*	2023 Omnibus Incentive Plan.

10.3	Letter Agreement, dated as of August 12, 2021, by and among CENAQ Energy Corp. and its officers and directors and CENAQ Sponsor, LLC (incorporated by referenced to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Registrant on August 17, 2021).

10.4	Form of Subscription Agreement (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed with the SEC on August 12, 2022).

10.5*	Tax Receivable Agreement, dated February 15, 2023, by and among Verde Clean Fuels, Inc. and the persons named therein.

10.6*	A&R Registration Rights Agreement, dated February 15, 2023, by and among Verde Clean Fuels, Inc. and the other persons named therein.

10.7*	OpCo A&R LLC Agreement.

10.8	Sponsor Agreement, dated as of August 12, 2022, by and among Intermediate, CENAQ, Holdings, OpCo and Sponsor (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on August 12, 2022).

10.9*	Amendment No. 1 to the Sponsor Letter Agreement, dated as of October 26, 2022, by and among Intermediate, CENAQ, Holdings, OpCo and Sponsor.

10.10*	Amendment No. 2 to the Sponsor Letter Agreement, dated as of February 14, 2023, by and among Intermediate, CENAQ, Holdings, OpCo and Sponsor.

10.11	Underwriter Letter, dated as of August 12, 2022, by and among Intermediate, CENAQ, Holdings and the underwriters (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed with the SEC on August 12, 2022).

10.12	Lock-Up Agreement, dated as of August 12, 2022 (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K, filed with the SEC on August 12, 2022).

10.13	Equity Participation Right Agreement, dated as of February 13, 2023, by and among CENAQ, OpCo and Cottonmouth (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K, filed with the SEC on February 14, 2023).

16.1*	Letter from Marcum LLP to the SEC dated February 15, 2023.

21.1*	List of subsidiaries.

99.1*	Unaudited pro forma condensed combined financial information of Intermediate as of September 30, 2022 and for the nine months ended September 30, 2022 and the year ended December 31, 2021.

99.2*	Management’s Discussion and Analysis of the Financial Condition and Results of Operations of Intermediate for the nine months ended September 30, 2022 and 2021.

99.3*	Press Release dated February 15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2023	Verde Clean Fuels, Inc.

	By:	/s/ Ernest Miller
	Name:	Ernest Miller
	Title:	Chief Executive Officer and Interim Chief Financial Officer